Exhibit 99.1

Fujifilm Partners with Myseum.AI to Power Picture Party's New Print Service

New Partnership Creates an Important New Revenue Opportunity for the Companies

NEW BRUNSWICK, N.J., Sep. 16, 2026 (GLOBE NEWSWIRE) – Myseum.AI, Inc. (Nasdaq: MYSE) (“Myseum.AI” or the “Company”), a privacy-first agentic AI and social media technology company, today announced that it has partnered with FUJIFILM North America Corporation, a global provider of prints, photo products, and imaging solutions, to bring print-on-demand products to users of the Company's Picture Party platform. The new service, available later this month, allows users to seamlessly choose and order everything from classic photo prints to mugs, canvas prints, totes, puzzles, coasters, pillows, and hundreds of other customizable products. Unlike most social media platforms, the Picture Party private social network allows users to share and organize high-resolution photos without degrading image quality, making it an ideal platform for a printing partnership with Fujifilm.

“This is an important new revenue opportunity for the Company, and partnering with Fujifilm was an easy decision,” said Darin Myman, CEO of Myseum.AI. “Picture Party was built to keep photos at their highest quality, and Fujifilm is the gold standard for turning those photos into products people treasure. It's a win for our users and our business.”

Picture Party users will have access to Fujifilm's state-of-the-art printing services. Features that will be available include:

●	Premium quality: Vibrant, true-to-life colors and stunning detail in every print, powered by Fujifilm's advanced color science expertise and printing technology.
●	Wide range of products: From classic photo prints to home décor, gifts, and hundreds of other customizable products, Fujifilm offers a diverse selection for every printing need.
●	Full integration: Seamless integration into the Picture Party app workflow lets users select favorite photos, choose products, and place orders without leaving the platform.
●	Fast and reliable service: Fujifilm's fast turnaround times and reliable delivery ensure prints and products arrive quickly and in perfect condition.

Unlike traditional social media, Picture Party is a privacy-first private social network. Content is shared only within invited groups and is never sold to advertisers or used to train third-party models, giving organizations and families full control over who sees their photos and videos. The Company's privacy-first agentic AI technology, planned to launch later this year, will help users automatically organize, curate, and relive their shared memories. Picture Party by Myseum.ai is currently available on the iOS App Store and Google Play.

About Myseum.AI, Inc.

Myseum.AI (formerly DatChat Inc.) is a privacy-focused AI and social media technology company developing innovative platforms for secure digital sharing and storage. Its flagship platform, Picture Party, is a next-generation patented instant social networking experience designed to make sharing photos easier, more fun, and more private. The platform enables users to create curated albums, build encrypted galleries with controlled access, personalize their content feeds, and organize collections within a broader digital ecosystem. Picture Party by Myseum.AI is currently available at the iOS App Store and Google Play, with a desktop version expected later this year. For more information, visit myseum.com.

About Fujifilm

FUJIFILM North America Corporation, a marketing subsidiary of FUJIFILM Holdings America Corporation, consists of five operating divisions. The Imaging Division provides consumer and commercial photographic products and services, including silver halide consumables; inkjet consumables; digital printing equipment, along with service and support; personalized photo products fulfillment; film; one-time-use cameras; and the popular instax™ line of instant cameras, smartphone printers, instant film, and accessories. The Electronic Imaging Division markets its GFX System and X Series lines of mirrorless digital cameras, lenses, and accessories to provide a variety of content creation solutions for both still and moving imagery. The Optical Devices Division provides optical lenses for the broadcast, cinematography, closed circuit television, videography, and industrial markets, and also markets binoculars and other optical imaging solutions. The Business Innovation Division offers a full lineup of digital print and toner technologies focused on enabling the digital transformation of businesses and print shops with its offerings of multifunction printers, digital inkjet presses, production toner printers, software, and more. The Industrial Products Division delivers new products derived from Fujifilm technologies including data storage tape products, including OEM and FUJIFILM Ultrium LTO cartridges, desalination solutions, microfilters and gas separation membranes.

For more information, please visit https://www.fujifilm.com/us/en/about/region, go to https://x.com/fujifilmus to follow Fujifilm on X, or go to https://www.facebook.com/FujifilmAmerica to Like Fujifilm on Facebook.

FUJIFILM Corporation is a subsidiary of FUJIFILM Holdings Corporation. FUJIFILM Holdings Corporation, headquartered in Tokyo, leverages its depth of knowledge and proprietary core technologies to deliver innovative products and services across the globe through the four key business segments of healthcare, electronics, business innovation, and imaging with over 70,000 employees. Guided and united by our Group Purpose of “giving our world more smiles,” we address social challenges and create a positive impact on society through our products, services, and business operations. Under its medium-term management plan, VISION2030, which ends in FY2030, we aspire to continue our evolution into a company that creates value and smiles for various stakeholders as a collection of global leading businesses and achieve a global revenue of 4 trillion yen (29 billion USD at an exchange rate of 140 JPY/USD). For more information, please visit: www.fujifilmholdings.com.

For further details about our commitment to sustainability and Fujifilm’s Sustainable Value Plan 2030, click here.

FUJIFILM is a registered trademark of FUJIFILM Corporation and its affiliates.

All other trademarks are the property of their respective owners.

© 2026 FUJIFILM North America Corporation and its affiliates. All rights reserved.

Notice Regarding Forward-Looking Statements

The information contained herein includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “plan,” “believe,” “intend,” “look forward,” and other similar expressions among others. These statements relate to future events or to the Company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company's control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to the Company's operations, results of operations, growth strategy and liquidity. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's website at www.sec.gov. Except as may be required by applicable law, the Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, whether as a result of new information, future events or otherwise.

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